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PROXY
                       PATRIOT AMERICAN HOSPITALITY, INC.
                 PATRIOT AMERICAN HOSPITALITY OPERATING COMPANY
                 3030 LBJ FREEWAY, SUITE 1500, DALLAS, TX 75234

   PROXY FOR SPECIAL MEETINGS OF STOCKHOLDERS TO BE HELD ON DECEMBER 12, 1997

   THIS PROXY IS SOLICITED BY EACH OF THE BOARD OF DIRECTORS OF PATRIOT REIT
            AND THE BOARD OF DIRECTORS OF PATRIOT OPERATING COMPANY

  The undersigned hereby constitutes and appoints Paul A. Nussbaum and Rex E. Stewart, and each of them, as Proxies of the undersigned, with full power of substitution, to vote (a) all shares of Common Stock of Patriot American Hospitality, Inc. ("Patriot REIT") and (b) all shares of Common Stock of Patriot American Hospitality Operating Company ("Patriot Operating Company") held of record by the undersigned as of the close of business on November 12, 1997, on behalf of the undersigned at the Special Meetings of Stockholders of Patriot REIT and Patriot Operating Company to be held at the Wyndham Anatole Hotel, located at 2201 Stemmons Freeway, Dallas, Texas, at 9:30 a.m. and 10:30 a.m. local time, respectively, on December 12, 1997, and at any adjournments or postponements thereof (the "Patriot REIT Special Meeting" and the "Patriot Operating Company Special Meeting," respectively).

  WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1, "FOR" PROPOSAL 2, AND "FOR" PROPOSAL 3. IN THEIR DISCRETION, THE PROXIES ARE EACH AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE PATRIOT REIT SPECIAL MEETING AND THE PATRIOT OPERATING COMPANY SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE RESPECTIVE BOARDS OF DIRECTORS' RECOMMENDATIONS NEED ONLY SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                                SEE REVERSE SIDE

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[X]  PLEASE MARK VOTES AS IN THIS EXAMPLE

EACH OF THE BOARD OF DIRECTORS OF PATRIOT REIT AND PATRIOT OPERATING COMPANY RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3.

1. To consider and vote upon a proposal to approve the Agreement and Plan of Merger, dated as of April 14, 1997, between Patriot American Hospitality, Inc. and Wyndham Hotel Corporation, as ratified by Patriot REIT and Patriot Operating Company pursuant to the Ratification Agreements dated as of July 24, 1997, and as amended by Amendment No. 1 to Agreement and Plan of Merger dated November 3, 1997 between Patriot REIT, Patriot Operating Company and Wyndham Hotel Corporation and the transactions contemplated thereby.

    Patriot REIT........................... [_] FOR [_] AGAINST [_] ABSTAIN
    Patriot Operating Company.............. [_] FOR [_] AGAINST [_] ABSTAIN


2. To consider and vote upon a proposal to amend the Pairing Agreement, dated February 17, 1983, as amended, between Patriot REIT and Patriot Operating Company.

    Patriot REIT........................... [_] FOR [_] AGAINST [_] ABSTAIN
    Patriot Operating Company.............. [_] FOR [_] AGAINST [_] ABSTAIN

3. To consider and vote upon a proposal to amend and restate the Amended and Restated Certificate of Incorporation of Patriot REIT or Patriot Operating Company, as the case may be.

    Patriot REIT........................... [_] FOR [_] AGAINST [_] ABSTAIN
    Patriot Operating Company.............. [_] FOR [_] AGAINST [_] ABSTAIN

4. To consider and act upon any other matters that may properly be brought before the Patriot REIT Special Meeting or the Patriot Operating Company Special Meeting and at any adjournments or postponements thereof.

                                         THE UNDERSIGNED HEREBY ACKNOWLEDGE(S)
                                       RECEIPT OF A COPY OF THE ACCOMPANYING
                                       NOTICES OF THE PATRIOT REIT SPECIAL
                                       MEETING AND THE PATRIOT OPERATING
                                       COMPANY SPECIAL MEETING AND THE JOINT
                                       PROXY STATEMENT/PROSPECTUS WITH RESPECT
                                       THERETO AND HEREBY REVOKE(S) ANY PROXY
                                       OR PROXIES HERETOFORE GIVEN. THIS PROXY
                                       MAY BE REVOKED AT ANY TIME BEFORE IT IS
                                       EXERCISED.

                                       DATED:


                                       -----------------------------------------
                                       SIGNATURE


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                                       SIGNATURE
                                       NOTE: PLEASE SIGN EXACTLY AS NAME
                                       APPEARS HEREON. JOINT OWNERS SHOULD EACH
                                       SIGN. WHEN SIGNING AS ATTORNEY,
                                       EXECUTOR, ADMINISTRATOR, TRUSTEE OR
                                       GUARDIAN, PLEASE GIVE FULL TITLE AS
                                       SUCH.

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